EX-23


                                                   [ARTHUR ANDERSEN LOGO]

                                                    Exhibit 23

               CONSENT OF INDEPENDENT ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 2001 on the Riggs Bank N.A. 401 (k) Plan included in this form ll-K into the Riggs National Corporation's previously filed Form S-8 Registration Statement No. 33-52451.


/s/ ARTHUR ANDERSEN LLP
-----------------------
    Arthur Andersen LLP


Vienna, Virginia
June 25, 2001